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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 February 3, 2004

MANUFACTURERS' SERVICES LIMITED
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-15883 (Commission File Number)	04-3258036 (IRS Employer Identification No.)
300 BAKER AVENUE, CONCORD, MA (Address of Principal Executive Offices)	01742 (Zip Code)

(Registrant's telephone number, including area code) (978) 287-5630

NOT APPLICABLE
(Former name or former address, if changed since last report)

EXPLANATORY NOTE

        On February 3, 2004, the Registrant furnished to the Commission a Form 8-K which included as Exhibit 99.1 a press release announcing the Company's financial results for the quarter and year ended December 31, 2003. This Form 8-K/A consists of schedules reconciling to the most directly comparable GAAP measure the non-GAAP measures for the three months ended September 29, 2003 contained in Exhibit 99.1 to the Form 8-K furnished to the Commission on February 3, 2004. The reconciliation schedules are attached hereto as Exhibit 99.2.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

        The Company presented both GAAP and non-GAAP measures for the three-month period ended September 29, 2003 in Exhibit 99.1 to the Form 8-K furnished to the Commission on February 3, 2003. Schedules reconciling the most directly comparable GAAP measure with each non-GAAP measure for the three-month period ended September 29, 2003 contained in Exhibit 99.1 to the Form 8-K furnished to the Commission on February 3, 2004 are attached hereto as Exhibit 99.2.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANUFACTURERS' SERVICES LIMITED (Registrant)
Date: February 9, 2004
	By:	/s/ ALBERT A. NOTINI Name: Albert A. Notini Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.2	Reconciliation to GAAP measures of non-GAAP measures contained in Exhibit 99.1 to the Form 8-K furnished to the Commission on February 3, 2004.

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SIGNATURE
EXHIBIT INDEX